UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 16, 2008

FUND.COM INC.

(Exact name of registrant as specified in its charter)

Delaware	333-121764	30-0284778
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14 Wall Street, 20th Floor
New York, New York 10005
(Address of Principal Executive Offices)

212-618-1633
Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(d) Election of Directors, Keith Laslop.

On May 16, 2008, the Board appointed Keith Laslop, 36, to serve as Director, effective immediately, until his successor is elected and qualified or until his earlier resignation or removal.

Mr. Laslop is not a party to any arrangement or understanding pursuant to which he was selected as a director, nor is Mr. Laslop a party to any transaction, or series of transactions, required to be disclosed pursuant to Item 404(a) of Regulation S-K.

From September 2004 to February 2008 Mr. Laslop served as the President of Prolexic Technologies, Inc., a managed security service provider. Prior to joining Prolexic, from September 2001 to April 2004, Mr. Laslop served as the Chief Financial Officer and Business Development Director of Elixir Studios Ltd, an interactive entertainment software developer. From 2000 to 2001, Mr. Laslop served as the Corporate Development Director for Europe, Middle East and Africa for Inktomi Ltd, an internet search and content distribution software company that was subsequently acquired by Yahoo. From 1998 to 2000, Mr. Laslop was a Manager of Corporate Finance at PriceWaterhouseCoopers, and from 1993 to 1998, Mr. Laslop held various positions at Coopers & Lybrand. Mr. Laslop holds a degree in business administration from the University of Western Ontario – Ivey School of Business, and is a Chartered Accountant and a Chartered Financial Analyst.

Mr. Laslop will participate in the Company’s non-employee director compensation arrangements. Pursuant to those arrangements, Mr. Laslop will receive annual cash compensation of $15,000 for his service as a member of the Board and an initial option grant to purchase 250,000 shares of the Company’s Class A Common Stock at $4.00 per share. The option vests over four years, with 25% vesting on the first anniversary and the balance vesting quarterly over the following 36 months. In the event of a change of control, vesting will accelerate twelve months. In addition, Mr. Laslop has signed the Company’s standard form of Indemnification Agreement.

Mr. Laslop was appointed as a member of the Audit Committee of the Board.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Form of Indemnification Agreement (Filed as Exhibit 10.10 to Form 8-K, filed on March 10, 2008, incorporated by reference)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUND.COM INC.

Date: May 21, 2008                                                                                                              By: /s/ Raymond Lang
Name: Raymond Lang
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Indemnification Agreement (Filed as Exhibit 10.10 to Form 8-K, filed on March 10, 2008, incorporated by reference)